Exhibit 99.1
Open Lending Reports Second Quarter 2022 Financial Results

AUSTIN, TX, August 4, 2022 – Open Lending Corporation (Nasdaq: LPRO) (the “Company” or “Open Lending”), a leading provider of lending enablement and risk analytics solutions to financial institutions, today reported financial results for its second quarter of 2022.

“Our business has performed well during the quarter, despite industry headwinds,” said John Flynn, Chairman and CEO of Open Lending. “We remain focused on what we can control, including investing in our go-to-market sales strategy to capture more of our significant and growing TAM and maintaining financial flexibility with a strong balance sheet and cash position. In Q2 we added 18 new customers, including 10 lenders that began certifying their first loans in the quarter. We also further penetrated our existing customer base, with our top 10 non-OEM customers increasing their certification volume by 33% compared to Q221.”

“While we continue to be confident in the resiliency of our business and remain excited about our long-term opportunity, we are updating our guidance for the year to take into account the short-term headwinds surrounding the auto lending industry. Despite this, our current expectations for 2022 auto loan originations at Open Lending are projected to be in line with 2021, while the current run-rates at many of the universal banks imply that their auto loan originations will be down over 20% year over year,” concluded Flynn.

Three Months Ended June 30, 2022 Highlights
•The Company facilitated 44,531 certified loans during the second quarter of 2022, compared to 46,408 certified loans in the second quarter of 2021
•Total revenue was $52.0 million during the second quarter of 2022, compared to $61.1 million in the second quarter of 2021
•Gross profit was $47.0 million during the second quarter of 2022, compared to $57.0 million in the second quarter of 2021
•Net income was $23.1 million during the second quarter of 2022, compared to $76.0 million in the second quarter of 2021
•Adjusted EBITDA was $34.0 million during the second quarter of 2022, compared to $46.1 million in the second quarter of 2021

Adjusted EBITDA is a non-GAAP financial measure. Reconciliations of this non-GAAP financial measure to its most directly comparable GAAP financial measure are provided in the financial tables included at the end of this press release. An explanation of this measure and how it is calculated is also included under the heading “Non-GAAP Financial Measures.”

2022 Outlook
Based on the first half of 2022 results and trends into third quarter 2022, the Company is revising its guidance ranges as follows:

Full Year 2022 Outlook
Total Certified Loans	155,000 - 185,000
Total Revenue	$175 - 205 million
Adjusted EBITDA	$110 - 135 million
Adjusted Operating Cash Flow (a)	$115 - 145 million

a.Adjusted Operating Cash Flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.

The guidance provided above includes forward-looking statements within the meaning of U.S. securities laws. While the financial guidance takes into account the continuing impact of the global COVID-19 pandemic, the impact of the pandemic has been unprecedented and the future effect of the pandemic on the global economy and our financial results remains uncertain, and our actual results may differ materially. See “Forward-Looking Statements” below.

Conference Call
Open Lending will host a conference call to discuss the second quarter 2022 financial results today at 5:00 pm ET. Hosting the call will be John Flynn, Chairman and CEO, Ross Jessup, President and COO, and Chuck Jehl, CFO. The conference call will be webcast live from the Company’s investor relations website at https://investors.openlending.com/ under the “Events” section. The conference call can also be accessed live over the phone by dialing (800) 582-4096, or for international callers (212) 231-2935; the conference ID is 22019615. An archive of the webcast will be available at the same location on the website shortly after the call has concluded.

About Open Lending
Open Lending (Nasdaq: LPRO) provides loan analytics, risk-based pricing, risk modeling and default insurance to auto lenders throughout the United States. For over 20 years, we have been empowering financial institutions to create profitable auto loan portfolios by saying “yes” to more automotive loans. For more information, please visit www.openlending.com.

Forward-Looking Statements
This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements related to market trends, the impact of the global COVID-19 pandemic on factors impacting the Company’s business, the Company’s new lender pipeline, consumer behavior and demand for automotive loans, as well as future financial performance under the heading “2022 Outlook” above. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the Company’s control. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, market, political and business conditions; the continuing effects of the COVID-19 pandemic on consumer behavior; applicable taxes, inflation, supply chain disruptions including global hostilities and responses thereto, interest rates and the regulatory environment; the outcome of judicial proceedings to which Open Lending is, or may become a party; failure to realize the anticipated benefits of the business combination with Nebula Acquisition Corporation (“Business Combination”); other risks discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and our subsequently filed Quarterly Reports on Form 10-Q. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause their assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Non-GAAP Financial Measures
The non-GAAP financial measures included in this press release are financial information that has not been prepared in accordance with GAAP. The Company uses Adjusted EBITDA, Adjusted EBITDA margin and Adjusted operating cash flows internally in analyzing our financial results and believes these measures are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. The Company believes that the use of non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors.

The Company believes these measures provide useful information to investors and others in understanding and evaluating its operating results in the same manner as its management and board of directors. In addition, these measures provide useful measures for period-to-period comparisons of our business, as they remove the effect of certain non-cash items and certain non-recurring variable charges. Adjusted EBITDA is defined as GAAP net income excluding interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, gain on extinguishment of tax receivable agreement and loss on extinguishment of debt. Adjusted EBITDA margin is defined as Adjusted EBITDA expressed as a percentage of total revenue. Adjusted operating cash flows is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measure provided in the financial statement tables included below in this press release.

Contact:
ICR for Open Lending
Investors
openlending@icrinc.com

OPEN LENDING CORPORATION
Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except share data)

	June 30, 2022	December 31, 2021
Assets
Current assets
Cash and cash equivalents	$167,695	$116,454
Restricted cash	3,412	3,055
Accounts receivable, net	6,960	6,525
Current contract assets, net	73,338	70,542
Income tax receivable	4,309	1,345
Other current assets	3,341	4,873
Total current assets	259,055	202,794
Property and equipment, net	2,791	2,663
Operating lease right-of-use assets, net	4,904	5,189
Non-current contract assets, net	33,410	42,414
Deferred tax asset, net	66,501	65,503
Other non-current assets	152	262
Total assets	$366,813	$318,825
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	421	1,285
Accrued expenses	6,105	3,984
Current portion of debt	3,906	3,125
Third-party claims administration liability	3,037	3,050
Other current liabilities	546	621
Total current liabilities	14,015	12,065
Long-term debt, net of deferred financing costs	140,959	143,135
Non-current operating lease liabilities	4,371	4,643
Total liabilities	$159,345	$159,843
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.01 par value; 550,000,000 shares authorized, 128,198,185 shares issued and 126,225,550 shares outstanding as of June 30, 2022 and 128,198,185 shares issued and 126,212,876 shares outstanding as of December 31, 2021	1,282	1,282
Additional paid-in capital	498,745	496,983
Accumulated deficit	(236,159)	(282,439)
Treasury stock at cost, 1,972,635 shares at June 30, 2022 and 1,985,309 at December 31, 2021, respectively	(56,400)	(56,844)
Total stockholders’ equity	207,468	158,982
Total liabilities and stockholders’ equity	$366,813	$318,825

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue
Profit share	$29,157	$38,842	$57,467	$66,572
Program fees	20,731	20,597	40,457	35,508
Claims administration and other service fees	2,156	1,686	4,188	3,053
Total revenue	52,044	61,125	102,112	105,133
Cost of services	5,085	4,140	9,873	7,502
Gross profit	46,959	56,985	92,239	97,631
Operating expenses
General and administrative	7,968	8,381	15,450	16,593
Selling and marketing	3,994	2,954	7,727	5,351
Research and development	2,188	773	4,011	1,364
Total operating expenses	14,150	12,108	27,188	23,308
Operating income	32,809	44,877	65,051	74,323
Interest expense	(1,124)	(1,122)	(1,927)	(4,411)
Interest income	22	58	47	142
Gain on extinguishment of tax receivable agreement	—	55,422	—	55,422
Loss on extinguishment of debt	—	—	—	(8,778)
Other expense	—	(2)	—	(133)
Income before income taxes	31,707	99,233	63,171	116,565
Income tax expense	8,581	23,267	16,891	27,737
Net income	$23,126	$75,966	$46,280	$88,828
Net income per common share
Basic	$0.18	$0.60	0.37	0.70
Diluted	$0.18	$0.60	0.37	0.70
Weighted average common shares outstanding
Basic	126,221,689	126,230,752	126,218,710	126,515,343
Diluted	126,222,366	126,274,197	126,219,115	126,554,082

OPEN LENDING CORPORATION
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net income	$46,280	$88,828
Adjustments to reconcile net income to net cash provided by operating activities:
Share-based compensation	2,269	1,628
Depreciation and amortization	614	537
Non-cash operating lease cost	285	268
Gain on extinguishment of tax receivable agreement	—	(55,422)
Loss on extinguishment of debt	—	8,778
Deferred income taxes	(998)	16,903
Changes in assets & liabilities:
Accounts receivable, net	(435)	(3,217)
Contract assets, net	6,208	(22,591)
Other current and non-current assets	1,477	(1,133)
Accounts payable	(885)	(1,455)
Accrued expenses	2,094	1,377
Income tax payable/receivable	(2,964)	(1,720)
Operating lease liabilities	(240)	(349)
Third-party claims administration liability	(13)	299
Other current and non-current liabilities	(105)	252
Net cash provided by operating activities	53,587	32,983
Cash flows from investing activities
Purchase of property and equipment	(364)	(841)
Net cash used in investing activities	(364)	(841)
Cash flows from financing activities
Proceeds from term loans	—	125,000
Proceeds from revolving facility	—	50,000
Payments on term loans	(1,562)	(167,628)
Payments on revolving loan	—	(25,000)
Payment of deferred financing costs	—	(1,669)
Shares withheld for taxes for restricted stock units	(63)	—
Settlement of tax receivable agreement	—	(36,948)
Share repurchase	—	(20,000)
Net cash used in financing activities	(1,625)	(76,245)
Net change in cash and cash equivalents and restricted cash	51,598	(44,103)
Cash and cash equivalents and restricted cash at the beginning of the period	119,509	104,148
Cash and cash equivalents and restricted cash at the end of the period	$171,107	$60,045
Supplemental disclosure of cash flow information:
Interest paid	$1,756	$3,776
Income tax paid, net	20,853	12,452
Non-cash investing and financing:
Internally developed software accrued but not paid	$27	$660
Property and equipment accrued but not paid	21	—

OPEN LENDING CORPORATION
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net income	$23,126	$75,966	$46,280	$88,828
Non-GAAP adjustments:
Interest expense	1,124	1,122	1,927	4,411
Income tax expense	8,581	23,267	16,891	27,737
Depreciation and amortization expense	226	196	447	389
Share-based compensation expense	988	927	2,269	1,628
Gain on extinguishment of tax receivable agreement (1)	—	(55,422)	—	(55,422)
Loss on extinguishment of debt (2)	—	—	—	8,778
Total adjustments	10,919	(29,910)	21,534	(12,479)
Adjusted EBITDA	34,045	46,056	67,814	76,349
Total revenue	$52,044	$61,125	$102,112	$105,133
Adjusted EBITDA margin	65%	75%	66%	73%

Adjusted operating cash flows (3)
Adjusted EBITDA	$34,045	$46,056	$67,814	$76,349
CAPEX	(178)	(838)	(364)	(841)
Decrease (increase) in contract assets, net	704	(14,715)	6,208	(22,591)
Adjusted operating cash flows	$34,571	$30,503	$73,658	$52,917
Notes:

(1)Reflects the gain recognized as a result of the early termination and settlement of the tax receivable agreement.
(2)Reflects unamortized deferred financing costs that were written off in connection with the refinancing of our Term Loan due 2027 on March 19, 2021.
(3)Adjusted operating cash flow is defined as Adjusted EBITDA, minus CAPEX, +/- change in contract assets.